SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

In February 2017, the Company granted RSUs to purchase an aggregate of up to 735,537 Class A shares to its employees pursuant to the 2016 Plan.

In January and February 2017, the Company repurchased and retired its outstanding Notes in aggregate principal amount of $2.0.

In March 2017, the Company designated $103 (RUB 5,976 at the exchange rate as of the date of designation) of deposits with a third party bank as a hedging instrument to hedge its exposure to changes in the fair value of the unrecognized firm commitment on its Moscow headquarters operating lease arrangements that are attributable to foreign currency risk for the period ending December 31, 2018. The maturities of such deposits are aligned with the operating lease repayment schedule.